Biological assets	12 Months Ended
Dec. 31, 2021
Biological assets.
Biological assets

Note 6 – Biological assets

The following table is a reconciliation of the carrying amounts of the biological assets:

Balance at December 31, 2020	$46,210
Assets obtained in acquisitions	12,868
Unrealized fair value gain on growth of biological assets	465,180
Increase in biological assets due to capitalized costs	119,450
Transferred to inventories upon harvest	(565,582)
Transferred to assets held for sale	334
Difference in exchange	140
Balance at December 31, 2021	$78,600

Balance at December 31, 2019	$19,197
Assets obtained in acquisitions	8,074
Unrealized fair value gain on growth of biological assets	224,610
Increase in biological assets due to capitalized costs	109,850
Transferred to inventories upon harvest	(314,114)
Transferred to assets held for sale	(1,407)
Balance at December 31, 2020	$46,210

Biological assets consist of actively growing cannabis plants to be harvested as agricultural produce.

The average grow cycle of plants up to the point of harvest is approximately twelve weeks. Plants in production are plants that are in the flowering stage and are valued at fair value less cost to complete and cost to sell, where fair value represents the Company’s selling price per gram of dried cannabis. As of December 31, 2021 and 2020, it was expected that the Company’s biological assets would yield 26,076,583 and 16,905,180 grams of cannabis when harvested, respectively. See Note 21 – Fair value measurements and financial risk management, for the inputs and sensitivity analysis for the fair value of the biological assets.